Filed pursuant to Rule 497
File No. 333-191925

FS INVESTMENT CORPORATION III

Supplement dated December 18, 2015

to

Prospectus dated April 30, 2015

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation III dated April 30, 2015, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 39 of the Prospectus before you decide to invest in shares of our common stock.

Closing of Offering to Independent Broker-Dealer Network

On or about February 3, 2016, investment in our common stock will be closing to investors who purchase shares through the independent broker-dealer channel. After this date, the offering of our common stock will remain open to investors who purchase shares through the registered investment advisor channel.